UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JUNE 15, 2007

GeneThera, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	33-142603	65-0622463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Youngfield Street

Wheatridge, C0 80033

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (303) 463-6371

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

GeneThera, Inc. issued a press release dated June 12, 2007 that they entered into a contract with the National Institutes of Health (NIH) to genetically engineer monoclonal antibodies and make them "clinically usable."

GeneThera, Inc. issued a press release dated June 13, 2007 that they are in negotiations with Mezey Howarth Racing Stables to develop a molecular test and vaccine for Equine infectious anemia virus.

Item 99.01 Exhibits

Exhibit 8.01   Press Release dated June 12, 2007. (NIH Contract)

             8.02   Press Release dated June 13, 2007. (Negotiations with Mezey Howarth Racing Stables)

SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 15, 2007	GeneThera, Inc.
By: /s/ Antonio Milici
Antonio Milici Chief Executive Officer